Helping Build New York City—The Union Way

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York City

In 2018 Dollars, Since Inception*

67	$1.7B	$8M	$3.6B	41,495
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved
20.4M	20,834	$1.6B	$243.8M	$3.7B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

BETANCES SENIOR APARTMENTS

The HIT provided $52 million of financing for the new construction of the 152-unit, Betances Senior Apartments in the Bronx, creating an estimated 633,290 hours of union construction work.

PROJECT PROFILE:

ELECTCHESTER HOUSING COMPANIES

The HIT provided $49 million for rehabilitation work at the 2,399-unit Electchester Housing Companies in Queens, creating an estimated 351,900 hours of union construction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build New York—The Union Way	SEPTEMBER 2019

Elizabeth Seton	Penn South	Joseph P. Addabbo Family Health Center (Building America)

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

—Gary LaBarbera, President

Building and Construction Trades Council of Greater New York

RECENT NEW YORK CITY INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
606 West 57th St. (2016 Bonds)	Manhattan	$31,000,000	$108,742,105	416,200
Elizabeth Seton Pediatric Center II	Yonkers	$18,300,000	$21,130,584	210,590
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
606 West 57th St. (2017 Bonds)	Manhattan	$20,000,000	$275,384,620	268,520
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970
The Ludlow	Manhattan	$75,058,000	$75,058,000	0
Betances Senior Apartments	Bronx	$52,000,000	$98,000,000	633,290

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www. aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com